UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                         Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PRESIDIO PROPERTY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

May 30, 2018

Dear Stockholder,

Please be advised that a quorum was not present at the Annual Stockholders Meeting of Presidio Property Trust, Inc. originally convened on May 30, 2018. Although over 93% of the votes that have been received to date have been cast in favor of all submitted proposals, without a quorum, we were unable to hold the Annual Meeting as originally scheduled.

At the originally scheduled May 30, 2018 meeting, the proxy holders voted on and approved a proposal to adjourn the meeting to July 10, 2018 at 8:30 a.m., in order to provide stockholders who had not voted with additional time to vote. Unfortunately, rescheduling the Annual Stockholders Meeting will require that we spend additional funds to notify our stockholders and allow additional time to vote via Internet and telephone. Therefore, it is imperative that we receive your vote.

According to our records, your vote has not been received. Regardless of how many shares you own, your vote is extremely important and your shares cannot be voted unless you give your specific instructions. We ask that you please take a moment to authorize a proxy to vote today by following the telephone instructions at 1-866-249-5360 or the Internet instructions at www.proxypush.com/presidiopt which are also referenced within the enclosed proxy card. You may also choose to cast your vote by signing and returning the proxy card in the enclosed business reply envelope.

A copy of the Notice of Stockholders Meeting is enclosed with this letter in accordance with Maryland law. If you have any questions, please feel free to contact us at 1-866-781-7721.

Sincerely,

Jack K. Heilbron,

President & CEO

Presidio Property Trust, Inc.

May 30, 2018

Dear Stockholder,

Thank you for voting or authorizing a proxy to vote your shares at the Annual Stockholders Meeting of Presidio Property Trust, Inc. originally convened on May 30, 2018. Although over 93% of the votes that have been received to date have been cast in favor of all submitted proposals, unfortunately, a quorum was not present at the time of the Annual Meeting on May 30, 2018.

Thus at the originally scheduled May 30, 2018 meeting, the proxy holders voted on and approved a proposal to adjourn the meeting to July 10, 2018 at 8:30 a.m., in order to provide stockholders who had not voted with additional time to vote.

Since our records reflect that you have already voted, there is nothing else for you to do in advance of the July 10, 2018 Annual Stockholders Meeting. However, a previously submitted proxy may be revoked at any time before it is voted at the Annual Meeting by (i) delivering a proxy revocation or other duly executed proxy bearing a later date to the Corporate Secretary of Presidio Property Trust, Inc., (ii) by attending the Annual Meeting and voting in person or, (iii) by authorizing a proxy to vote via the Internet at www.proxypush.com/presidiopt or by telephone at 1-866-249-5360 as instructed on the enclosed proxy card. You may also choose to cast your vote by completing and mailing the proxy card in the business reply envelope that has been provided. In the event that more than one vote is received from you, only the one bearing the latest date will be counted.

We want to thank you again for voting and for your continued investment in Presidio Property Trust, Inc. A copy of the Notice of Stockholders Meeting is enclosed with this letter in accordance with Maryland law. If you have any questions, please feel free to contact us at 1-866-781-7721.

Sincerely,

Jack K. Heilbron

President & CEO

Presidio Property Trust, Inc.

Presidio Property Trust, Inc.

Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2018 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's annual meeting, please make this request on or before June 29, 2018.

INTERNET	TELEPHONE	*E-MAIL
www.investorelections.com/PRESIDIOPT	(866) 648-8133	paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO. SHARES

Presidio Property Trust, Inc. Notice of Annual Meeting

1. Election of Directors

Presidio Property Trust, Inc. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on July 10, 2018, for Presidio Property Trust, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/PRESIDIOPT. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under new United States Securities and Exchange to Commission be delivered rules, in proxy paper. materials Proxy materials do not have can be Internet. distributed We have by chosen making to them use these available procedures on the for participation. our 2018 Annual Meeting and need YOUR If the you proxy want materials, to receive you a must paper request or e-mail one. copy There of to is no receive charge a paper to you package for requesting in time a for copy. this In year’s order annual before June meeting, 29, 2018. please make this request on or For a Convenient Way to VIEW Proxy Materials and VOTE Online go to: www.proxydocs.com/PRESIDIOPT Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: INTERNET investorelections.com/PRESIDIOPT TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com You must use the 12 digit control number located in the shaded gray box below. ACCOUNT NO. SHARES Presidio Property Trust, Inc. Notice of Annual Meeting Date: July 10, 2018 Time: 8:30 a.m. PDT Place: 1282 Pacific Oaks Place, Escondido, CA 92029 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following. 1. Election of Directors Nominees 01 William H. Allen 03 Shirley Y. Bullard 05 Kenneth W. Elsberry 07 Sumner J. Rollings 02 David T. Bruen 04 Larry G. Dubose 06 Jack K. Heilbron 08 Thomas E. Schwartz The Board of Directors recommends that you vote “FOR” the following. 2. Ratification of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

ANNUAL MEETING OF PRESIDIO PROPERTY TRUST, INC.
Date:	July 10, 2018
Time:	8:30 A.M. PDT
Place:	1282 Pacific Oaks Place, Escondido, CA 92029

Please make your marks like this: ☒ Use dark black pencil or pen only Board of Directors Recommends a Vote FOR proposals 1 and 2.

1:	Election of Directors	For		Withhold	Directors Recommend ê
	01 William H. Allen	☐		☐	For
	02 David T. Bruen	☐		☐	For
	03 Shirley Y. Bullard	☐		☐	For
	04 Larry G. Dubose	☐		☐	For
	05 Kenneth W. Elsberry	☐		☐	For
	06 Jack K. Heilbron	☐		☐	For
	07 Sumner J. Rollings	☐		☐	For
	08 Thomas E. Schwartz	☐		☐	For

		For	Against	Abstain

2:	To ratify the appointment of Squar Milner LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2018.	☐	☐	☐	For

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Annual Meeting of Presidio Property Trust, Inc.

to be held on July 10, 2018

for Holders as of March 30, 2018

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:
INTERNET		TELEPHONE
Go To		866-249-5360
www.proxypush.com/PRESIDIOPT
• Cast your vote online. • View Meeting Documents.	OR	• Use any touch-tone telephone. • Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions.
MAIL
OR	• Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Jack K. Heilbron & Kathryn Richman, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Presidio Property Trust, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.

All votes must be received by 11:59 P.M., PDT, July 9, 2018.

PROXY TABULATOR FOR PRESIDIO PROPERTY TRUST, INC. P.O. BOX 8016 CARY, NC 27512-9903

EVENT #

CLIENT #

Proxy — Presidio Property Trust, Inc. Annual Meeting of Stockholders July 10, 2018 at 8:30 a.m. PDT This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Jack K. Heilbron & Kathryn Richman (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of Presidio Property Trust, Inc., a Maryland corporation (“the Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate office at 1282 Pacific Oaks Place, Escondido, CA 92029, on July 10, 2018 at 8:30 a.m. PDT and all adjournments thereof.

The purpose of the Annual Meeting is to take action on the following:
1. Proposal 1;
2. Proposal 2; and
3. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
The 8 directors up for re-election are: William H. Allen, David T. Bruen, Shirley Y. Bullard, Larry G. Dubose, Kenneth W. Elsberry, Jack K. Heilbron, Sumner J. Rollings, and Thomas E. Schwartz.
The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” each proposal.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nominees for director and “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares ☐
in person, please mark this box.